Bluerock Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS
June 30, 2020 (Unaudited)

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (8.68%)(a)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,073,881,726	$7,073,659
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	262,694,906	1,793,681
FREMF 2018-K82 Mortgage Trust, Class D, PO, 0.000%, 10/25/2028	100,392,906	45,829,059
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029	1,188,540,406	8,653,763
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030	270,043,635	2,053,412
FREMF 2019-K101 Mortgage Trust, Class D, PO, 0.000%, 1/25/2030	109,477,635	44,772,740
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,134,199,302	7,845,257
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,808,429
FREMF 2019-K91 Mortgage Trust, Class D, PO, 0.000%, 10/25/2029	103,857,565	42,589,806
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026	58,088,000	44,995,546

TOTAL REAL ESTATE DEBT SECURITIES (Cost $220,579,930)		207,415,352

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (87.76%)(b)
Apartments (6.99%)
Clarion Gables Multifamily Trust	82,268	103,917,394
Sentinel Real Estate Fund	718	62,976,502
		166,893,896
Diversified (61.39%)
AEW Core Property Trust	22,139	22,356,352
Ares Real Estate Enhanced Income Fund	34,365	34,289,303
Bain Capital Real Estate Fund I	N/A	29,245,741
Blackstone Property Partners	82,502	113,118,329
Bridge Debt Strategies Fund III, LP	N/A	77,422,668
Brookfield Premier Real Estate Partners	35,993	48,387,299
Carlyle Property Investors	77,201	102,616,911
CBRE U.S. Core Partners, LP	69,799,656	99,731,204
Clarion Lion Properties Fund	108,240	163,940,478
Harrison Street Core Property Fund	50,957	71,421,458
Invesco Core Real Estate Fund	174	31,958,688
Invesco U.S. Income Fund LP	69,420	92,941,672
Morgan Stanley Prime Property Fund LLC	14,470	269,577,170
PGIM PRISA III	30,440	62,050,495
Principal Enhanced Property Fund LP	8,735,240	110,491,225
RREEF America REIT II, Inc.	281,886	35,545,593
Stockbridge Smart Markets Fund	26,836	41,699,650
Stockbridge Value Fund II	N/A	2,892,004
UBS Trumbull Property G&I Fund	2,258	56,413,750
		1,466,099,990
Industrial (19.38%)
Clarion Lion Industrial Trust	61,420	133,903,842
Prologis Targeted U.S. Logistics(c)	130,640	231,384,971
RREEF Core Plus Industrial Fund LP	702,575	97,620,138
		462,908,951
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $1,967,328,225)		2,095,902,837

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (1.52%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(d)(e)	140,161	$46,253
Inventrust Properties Corp.(e)	140,161	412,759
Total Public Non-Traded Real Estate Investment Trusts (Cost $445,781)		459,012

Publicly Traded Real Estate Investment Trusts (1.50%)
Apartments (0.05%)
Independence Realty Trust, Inc.	51,015	586,162
Mid-America Apartment Communities, Inc.	5,292	606,834
		1,192,996
Communications (0.22%)
American Tower Corp.	6,983	1,805,385
Crown Castle International Corp.	10,425	1,744,624
SBA Communications Corp.	5,733	1,707,975
		5,257,984
Data Centers (0.26%)
CoreSite Realty Corp.	6,334	766,794
CyrusOne, Inc.	11,286	821,057
Digital Realty Trust, Inc.	7,803	1,108,886
Equinix, Inc.	2,462	1,729,062
QTS Realty Trust, Inc.	26,580	1,703,512
		6,129,311
Diversified (0.16%)
Gladstone Land Corp.	56,745	899,976
Lexington Realty Trust	90,801	957,950
Safehold, Inc.	26,264	1,509,917
WP Carey, Inc.	7,350	497,228
		3,865,071
Healthcare (0.12%)
Community Healthcare Trust, Inc.	24,208	990,108
Medical Properties Trust, Inc.	50,423	947,952
Universal Health Realty Income Trust	11,018	875,821
		2,813,881
Industrial (0.31%)
Duke Realty Corp.	30,132	1,066,371
EastGroup Properties, Inc.	7,184	852,094
First Industrial Realty Trust, Inc.	21,922	842,682
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,297	577,653
Prologis, Inc.	14,630	1,365,418
Rexford Industrial Realty, Inc.	26,568	1,100,712
Terreno Realty Corp.	29,326	1,543,720
		7,348,650
Manufactured Homes (0.09%)
Equity LifeStyle Properties, Inc.	17,236	1,076,905
Sun Communities, Inc.	8,229	1,116,511
		2,193,416
Office (0.16%)
Alexandria Real Estate Equities, Inc.	6,771	1,098,595
Easterly Government Properties, Inc.	61,763	1,427,961
Equity Commonwealth	42,013	1,352,818
		3,879,374

Security	Shares	Value
Self-Storage (0.08%)
Extra Space Storage, Inc.	7,055	$651,671
Life Storage, Inc.	6,693	635,500
National Storage Affiliates Trust	22,282	638,602
		1,925,773
Single Tenant (0.05%)
Agree Realty Corp.	12,009	789,111
Getty Realty Corp.	17,579	521,745
		1,310,856
Total Publicly Traded Real Estate Investment Trusts (Cost $30,493,222)		35,917,312

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $30,939,003)		36,376,324

COMMON STOCKS (0.04%)
Switch, Inc.	51,743	922,060
TOTAL COMMON STOCKS (Cost $886,585)		922,060

PREFERRED STOCKS (0.50%)
American Homes 4 Rent, 6.350%, Series E	35,454	883,514
American Homes 4 Rent, 5.875%, Series G	38,750	972,624
Digital Realty Trust, Inc., 5.250%, Series J	35,593	901,215
EPR Properties, 5.750%, Series G	48,505	828,950
Kimco Realty Corp., 5.125%, Series L	38,575	904,198
National Storage Affiliates Trust, 6.000%, Series A	35,552	910,487
PS Business Parks, Inc., 5.250%, Series X	36,450	902,867
PS Business Parks, Inc., 5.200%, Series W	35,904	883,956
Public Storage, 5.050%, Series G	34,854	895,399
Public Storage, 5.375%, Series V	35,510	888,460
Rexford Industrial Realty, Inc., 5.875%, Series A	18,322	462,557
Rexford Industrial Realty, Inc., 5.875%, Series B	18,270	467,347
Spirit Realty Capital, Inc., 6.000%, Series A	38,284	931,450
VEREIT, Inc., 6.700%, Series F	36,927	923,914
Vornado Realty Trust, 5.250%, Series M	13,533	295,290
TOTAL PREFERRED STOCKS (Cost $11,822,939)		12,052,228

SHORT TERM INVESTMENTS (10.69%)
Fidelity Investments Money Market Funds - Government Portfolio - Class I, 0.30% (Cost $255,223,371)	255,223,371	255,223,371

TOTAL INVESTMENTS (109.19%) (Cost $2,486,780,053)		$2,607,892,172
LIABILITIES IN EXCESS OF OTHER ASSETS (-9.19%)		(219,514,940)
NET ASSETS (100.00%)		$2,388,377,232

Common Abbreviations

IO - Interest Only Security

PO - Principal Only Security

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020, the aggregate market value of those securities was $207,415,352, representing 8.68% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of June 30, 2020.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $459,012, representing 0.02% of net assets.

See Notes to Quarterly Portfolio of Investments.

Commitments – As of June 30, 2020, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,356,352	$-	Quarterly	45
Ares Enhanced Income Fund	34,289,303	85,676,253	Quarterly	90
Bain Capital Real Estate Fund I	29,245,741	64,959,611	None	None
Black Creek Industrial	-	100,000,000	Quarterly	90
Blackstone Property Partners	113,118,329	-	Quarterly	90
Bridge Debt Strategies Fund III, LP	77,422,668	10,010,101	None	None
Brookfield Premier Real Estate Partners	48,387,299	230,325,931	Quarterly	90
Carlyle Property Investors	102,616,911	25,000,000	Quarterly	90
CBRE U.S. Core Partners	99,731,204	25,000,000	Quarterly	60
Clarion Gables Multifamily Trust	103,917,394	-	Quarterly	90
Clarion Lion Industrial Trust	133,903,843	9,000,000	Quarterly	90
Clarion Lion Properties Fund	163,940,478	-	Quarterly	90
Harrison Street Core Property Fund	71,421,458	-	Quarterly	45
Invesco Core Real Estate Fund	31,958,688	-	Quarterly	45
Invesco U.S. Income Fund LP	92,941,672	18,000,000	Quarterly	45
Morgan Stanley Prime Property Fund LLC	269,577,170	-	Quarterly	90
PGIM PRISA III	62,050,495	94,027,016	Quarterly	90
Principal Enhanced Property Fund LP	110,491,225	-	Quarterly	90
Prologis Targeted US Logistics	231,384,971	61,200,000	Quarterly	90
RREEF America REIT II, Inc.	35,545,593	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	97,620,137	11,700,000	Quarterly	90
Sentinel Real Estate Fund	62,976,502	18,000,000	Daily	*
Stockbridge Smart Markets Fund	41,699,650	-	Quarterly	45
Stockbridge Value Fund II	2,892,004	511,701	None	None
UBS Trumbull Property G&I Fund	56,413,750	7,500,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

June 30, 2020 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund, formerly known as Total Income+ Real Estate Fund, (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on February 1, 2020 and are offered at net asset value, however as of June 30, 2020 no such shares have been issued. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies."

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker- dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of June 30, 2020, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$2,095,902,837
Public Non-Traded Real Estate Investment Trusts	–	–	459,012	459,012
Publicly Traded Real Estate Investment Trusts	35,917,312	–	–	35,917,312
Real Estate Debt Securities	–	207,415,352	–	207,415,352
Common Stocks	922,060	–	–	922,060
Preferred Stocks	12,052,228	–	–	12,052,228
Short Term Investments	255,223,371	–	–	255,223,371
Total	$304,114,971	$207,415,352	$459,012	$2,607,892,172

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.